SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934




Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as
         permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                              PIC Investment Trust
                              --------------------
                [Name of Registrant as Specified In Its Charter]

                    ________________________________________
               [Name of Person(s) Filing Proxy Statement if other
                                than Registrant]

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:_______________________

        (2) Aggregate number of securities to which transaction applies:_______________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               ____________________________________________

        (4)    Proposed maximum aggregate value of transaction:
               ____________________________________________

        (5)    Total fee paid: ____________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount previously paid:_______________________

        (2)    Form, Schedule or Registration Statement
               No.___________________________________________

        (3)    Filing Party:_________________________________

        (4)    Date Filed:___________________________________

                              PIC Investment Trust
                              300 North Lake Avenue
                           Pasadena, California 91101

                                December 31, 2002

Dear Shareholder:


         Enclosed are proxy materials related to your shares of various portfolios of PIC Investment Trust (the "Trust"): Provident Investment Counsel ("PIC") Growth Fund I, PIC Growth Fund A, PIC Growth Fund B, PIC Small Cap Growth Fund I, PIC Small Company Growth Fund A, PIC Small Company Growth Fund B, PIC Mid Cap Fund B, PIC Balanced Fund A and PIC Twenty Fund I.

         Please take a few minutes to read the proxy statement and complete your proxy card. Your proxy will be voted at a special meeting of shareholders on March 4, 2003 (the "Meeting"). The Meeting will begin at 10:00 a.m. local time, at the Trust's offices located at 300 North Lake Avenue, Pasadena, California.

         The enclosed proxy statement requests your vote to ratify the Board of Trustees' appointment of two Trustees for the Trust, and to elect one additional Trustee.

         Please review the enclosed material and complete, sign, date and return the enclosed proxy card. It is important that you submit your proxy to ensure that your shares are represented at the Meeting. If you have any questions about the proxy, please call us toll-free at (800) 618-7643.

         The Board unanimously recommends that you approve all three Trustees. Your vote is important for the proper administration of the Trust. Thank you in advance for your participation and prompt response in this matter.

                                   Sincerely,



                                    Thomas M. Mitchell
                                    President

Enclosures

                              PIC INVESTMENT TRUST
                              300 North Lake Avenue
                           Pasadena, California 91101

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 4, 2003
                            ------------------------

To Our Shareholders:

         A special meeting of the shareholders of PIC Investment Trust (the "Trust") will be held on March 4, 2003 at 10:00 a.m. local time (the "Meeting") at the Trust's offices at 300 North Lake Avenue, Pasadena, California, for the following purposes:

         1. To ratify the appointment of two Trustees to the Board of Trustees;

         2.       To elect an additional Trustee to the Board of Trustees; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on December 16, 2002 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.




                                                          Thomas M. Mitchell
                                                          President



Pasadena, California
December 31, 2002

--------------------------------------------------------------------------------

         Q. WHO CAN VOTE?

         A. Any person owning shares of Provident Investment Counsel ("PIC") Growth Fund I, PIC Growth Fund A, PIC Growth Fund B, PIC Small Cap Growth Fund I, PIC Small Company Growth Fund A, PIC Small Company Growth Fund B, PIC Mid Cap Fund B, PIC Balanced Fund A or PIC Twenty Fund I on December 16, 2002.

         Q. WHY SHOULD I BOTHER TO VOTE?

         A. Your vote is important. You can help avoid the expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. Please complete, date, sign and return the enclosed Proxy in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.

         Q. HOW CAN I VOTE?

         A. By mail - Vote, sign and mail the enclosed ballot in the envelope provided.

            By internet - http://proxy.georgeson.com

            By phone - Call 1(866) 546-5731.

            In person at the meeting.

         Q. DO YOU HAVE QUESTIONS?

         A. Please call the Trust toll-free at 1 (800) 618-7643.

--------------------------------------------------------------------------------

                              PIC INVESTMENT TRUST
                                 _______________

                                 PROXY STATEMENT
                                 _______________

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 4, 2003



         This Proxy Statement is furnished in connection with a solicitation of proxies made by and on behalf of PIC Investment Trust (the "Trust"), the offices of which are located at 300 North Lake Avenue, Pasadena, California 91101, and the Trust's management, to be used at the special meeting of Shareholders of the Trust to be held on March 4, 2003, at 10:00 a.m. local time (the "Meeting"), at the Trust's offices for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The solicitation is made primarily by the mailing of this Proxy Statement with its enclosures. The date of first mailing is expected to be on or about December 31, 2002.

         Supplementary solicitations may be made by mail and telephone and by personal contact by employees of the Trust and others. The Trust has retained Georgeson Shareholder to aid in the solicitation of proxies. The costs of retaining Georgeson Shareholder are approximately $7,500 and will be paid by the Trust. In some instances, supplementary solicitations may be made by securities dealers by which shares of the Trust have been sold and will be made at their own expense.

                               VOTING INFORMATION

         At the Meeting, shares of the various portfolios of the Trust (the "Funds") will be voted as a whole rather than Fund-by-Fund. The Funds are:
Provident Investment Counsel ("PIC") Growth Fund I, PIC Growth Fund A, PIC Growth Fund B, PIC Small Cap Growth Fund I, PIC Small Company Growth Fund A, PIC Small Company Growth Fund B, PIC Mid Cap Fund B, PIC Balanced Fund A and PIC Twenty Fund I.

         If the enclosed form of proxy ("Proxy") is executed and returned, it may nevertheless be revoked at the Meeting or any time prior to the closing of the polls. A Proxy may be revoked by written notice to the Trust prior to the Meeting, by execution of a subsequent proxy which is presented at the Meeting, or by personal vote at the Meeting. All Proxies solicited by the Trust's management which are properly executed and received in time will be voted at the Meeting in accordance with the instructions thereon, if any, and if no instruction is given, will be voted for the Trustees and nominees stated herein. The Proxy also confers discretionary authority for the proxy holders to vote on all matters not specifically noticed which may properly come before the Meeting. The Trust's management is not currently aware of any other matters to be presented for action.

         Shareholders of record at the close of business on December 16, 2002 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, 42,949,197 shares of beneficial interest of the Trust were issued and outstanding. The presence in person or by proxy of 40% or more of the outstanding shares entitled to vote at the Meeting will constitute a quorum for the transaction of business.

         Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and for which proxies are returned indicating that the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as present or represented at the Meeting for purposes of determining whether a quorum exists. However, abstentions and broker non-votes with respect to any matter brought to a vote at the Meeting will be treated as negative votes with respect to any matter that requires approval of a certain number of affirmative votes. The persons named in the Proxy may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require approval by the holders of a majority of the shares who are present in person or by proxy.

         To the knowledge of the Trust's management, at the close of business on December 16, 2002, the only persons owning beneficially more than five percent of the outstanding shares of the Trust were as follows:

         Vanguard Fiduciary Trust Co. Trustee                 6.56%
         FBO Memorial Health Services Plan 91582
         Valley Forge, PA  19482

         State Street Bank and Trust Company, Trustee         9.21%
         Westwood, MA  02090

         UMBSC & Co. FBO Interstate Brands                    12.31%
         Retirement Income Plan 340419126
         P.O. Box 419692
         Kansas City, MO 64141-6692

         As of December 16, 2002, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of the Trust.

                                   PROPOSAL 1
                     RATIFICATION OF APPOINTMENT OF TRUSTEES

         The Board of Trustees of the Trust has appointed Kevin E. Villani and William S. Anderson to the Board. The Board has asked that shareholders ratify the appointment of these two Trustees to the Board.

         As indicated below under "Information Regarding the Trustees and Officers", the Board of Trustees of the Trust is currently comprised of seven members, five of whom have been elected by the shareholders of the Trust and two of whom have been appointed by the Board. Section 16(a) of the Investment Company Act of 1940 (the "1940 Act") requires that trustees of a registered investment company be elected by the shareholders of the company, except that a board of trustees may fill vacancies if, after doing so, at least two-thirds of the trustees have been elected by the shareholders. Accordingly, the Board of Trustees will not be able to appoint new Trustees to fill any vacancies which may occur in the future (other than vacancies created by the resignations of Messrs. Villani or Anderson) without calling a shareholder meeting. The Board believes it is in the best interests of the Trust for the shareholders to ratify the appointments of Messrs. Villani and Anderson, so that the Board will have the flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings. The proxy holders named in the accompanying form of Proxy intend to vote all such Proxies for the ratification of election of each of these Trustees, unless shareholders specifically indicate in their Proxies their desire to withhold authority to do so.

Required Vote

         Ratification of the appointment of each of Mr. Villani and Mr. Anderson must be approved by a majority of the shares present at the Meeting. If the appointment of either such Trustee is not ratified, he will remain in office but will not be considered as having been elected by the shareholders of the Trust.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE APPOINTMENTS OF KEVIN E. VILLANI AND WILLIAM S. ANDERSON TO THE BOARD.

                                   PROPOSAL 2
                         ELECTION OF ADDITIONAL TRUSTEE

         The Board of Trustees has increased the authorized number of Trustees from seven to eight, and has nominated Thomas M. Mitchell to fill the resulting vacancy. Mr. Mitchell, a Managing Director of Provident Investment Counsel (the "Advisor"), investment advisor to the PIC Growth Portfolio, PIC Balanced Portfolio, PIC Mid Cap Portfolio and PIC Small Cap Portfolio (the "PIC Funds"), was a Trustee of the Trust from September, 2000 to September, 2002, and has been the President of the Trust since 2000. Further information about Mr. Mitchell is included below under "Information Regarding the Trustees and Officers."

         The proxy holders named in the accompanying form of Proxy intend to vote all such Proxies for the election of Mr. Mitchell unless shareholders specifically indicate in their Proxies their desire to withhold authority to do so.

         The Trust does not expect that Mr. Mitchell will decline or become unavailable for election. However, if this should happen, the discretionary power given in the Proxy may be used to vote for a substitute nominee or nominees.

Required Vote

         A plurality of votes cast is sufficient to elect a Trustee. In the event other persons are nominated, the nominee receiving the highest number of votes will be elected.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS ELECT THOMAS M. MITCHELL TO THE BOARD.

                 INFORMATION REGARDING THE TRUSTEES AND OFFICERS

         The following table lists the Trustees and officers of the Trust, their business addresses, and their principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.


                                                  Independent Trustees

----------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                  Portfolios
                                           Term of                                in Fund
                             Positions     Office and                             Complex(1)
                             Held with     Length of    Principal Occupation      Overseen      Other Directorships
Name, Address and Age        the Trust     Time Served  During Past Five Years    by Trustee    Held by Trustee
----------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards            Trustee       Since 1993   Consulting principal of   13            Director of PBHG
(age 56)                                                Syrus Associates                        Funds, Inc. and PBHG
76 Seaview Drive                                        (consulting firm).                      Insurance Series
Santa Barbara, CA  93108                                                                        Fund, Inc.; Trustee
                                                                                                of EQ Advisors Trust
                                                                                                and PIC Funds.
----------------------------------------------------------------------------------------------------------------------
Richard N. Frank             Trustee       Since 1993   Chief Executive Officer   13            Trustee of PIC Funds.
(age 79)                                                of Lawry's Restaurants,
234 E. Colorado Blvd.                                   Inc. (restaurant
Pasadena, CA  91101                                     company); formerly,
                                                        Chairman of Lawry's
                                                        Foods, Inc.
                                                        (restaurants and food
                                                        seasoning) (1997 -
                                                        2002).
----------------------------------------------------------------------------------------------------------------------
James Clayburn LaForce       Trustee       Since 1993   Dean Emeritus of John     13            Director of
(age 74)                                                E. Anderson Graduate                    BlackRock Funds,
P.O. Box 1585                                           School of Management,                   Jacobs Engineering,
Pauma Valley, CA  95061                                 University of                           Timken Co. and
                                                        California, Los                         Cancervax; Trustee
                                                        Angeles.                                of The Payden &
                                                                                                Rygel Investment
                                                                                                Group, The
                                                                                                Metzler/Payden
                                                                                                Investment Group and
                                                                                                PIC Funds.
----------------------------------------------------------------------------------------------------------------------
Wayne H. Smith               Trustee       Since 1993   Employee of Avery         13            Director of Sunlaw
(age 61)                                                Dennison Corporation                    Energy Company;
150 N. Orange Grove Blvd.                               ("Avery") (pressure                     Trustee of PIC Funds.
Pasadena, CA  91103                                     sensitive material and
                                                        office products
                                                        manufacturer) since
                                                        June, 2002; Vice
                                                        President of Avery (1979
                                                        to June, 2002);
                                                        Treasurer of Avery
                                                        (1979-2001).
----------------------------------------------------------------------------------------------------------------------
Kevin E Villani              Trustee       Since 2002   Consultant (1999 -        13            Trustee of PIC Funds.
(age 54)                                                2002), Executive Vice
5658 Dolphin Place                                      President/Chief


La Jolla, CA  92037                                     Executive Officer of
                                                        ICII, a Financial
                                                        Services Company.
----------------------------------------------------------------------------------------------------------------------
William S. Anderson          Trustee       Since 2002   Executive Vice            13            Director of Mellon
(age 44)                                                President of Topa                       First Business Bank;
1800 Avenue of the Stars,                               Equities, Ltd., a                       Trustee of PIC Funds.
Suite 1400                                              diversified holding
Los Angeles, CA 90067                                   company.
----------------------------------------------------------------------------------------------------------------------
(1) The Fund Complex is comprised of the Trust and the PIC Funds.


                                             Interested Trustees & Officers

----------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                  Portfolios
                                           Term of                                in Fund
                             Positions     Office and                             Complex(1)
                             Held with     Length of    Principal Occupation      Overseen by   Other Directorships
Name, Address and Age        the Trust     Time Served  During Past Five Years    Trustee       Held by Trustee
----------------------------------------------------------------------------------------------------------------------
Thomas J. Condon(2)          Trustee       Since 1993   Managing Director of      13            Trustee of PIC Funds.
(age 64)                                                the Advisor.
300 North Lake Avenue
Pasadena, CA  91101
----------------------------------------------------------------------------------------------------------------------
Aaron W.L. Eubanks, Sr.      Vice          Since 1999   Chief Operating Officer   N/A           N/A
(age 40)                     President                  of the Advisor since
300 North Lake Avenue        and                        August 1999; formerly,
Pasadena, CA  91101          Secretary                  Director of Operations
                                                        of the Advisor.
----------------------------------------------------------------------------------------------------------------------
Thomas M. Mitchell(2)        President     Since 2000   Managing Director of      N/A           N/A
(age 58)                                                the Advisor since May
300 North Lake Avenue                                   1995; Executive Vice
Pasadena, CA  91101                                     President of the
                                                        Advisor from May 1983 to
                                                        May 1999.
----------------------------------------------------------------------------------------------------------------------
William T. Warnick           Vice          Since 1999   Chief Financial Officer   N/A           N/A
(age 35)                     President                  of the Advisor since
300 North Lake Avenue        and                        August 1999; formerly
Pasadena, CA  91101          Treasurer                  Controller of the
                                                        Advisor.

(1) The Fund Complex is comprised of the Trust and the PIC Funds.
(2) Denotes Trustees or nominees who are "interested persons" of the Trust under the 1940 Act. Messrs. Condon and Mitchell are interested persons of the Trust by virtue of their positions with the Advisor.


Board Interests in the Funds

Various Board members own shares of certain series of the Trust in the following dollar ranges as indicated below:

                  A.     $1-$10,000
                  B.     $10,001-$50,000
                  C.     $50,001-$100,000
                  D.     over $100,000


                                     Balanced        Growth Fund       Growth Fund     Growth Fund       Mid Cap
Name of Trustee                       Fund A             A                 B               I             Fund B
----------------------------- ----------------------------------------------------------------------------------
Jettie Morrill Edwards                  --               --               --               --               --
Wayne Smith                             --               --               --               --               --
James Clayborn LaForce                  --               --               --               --               --
Richard Nathan Frank                    --               --               --               --               --
Kevin Emil Villani                      --               --               --               --               --
William Stewart Anderson                --               --               --               --               --



                                   Small Company     Small Company      Small Cap         Twenty Fund
Name of Trustee                    Growth Fund A     Growth Fund B    Growth Fund I            I
----------------------------- -----------------------------------------------------------------------
Jettie Morrill Edwards                  --                 --               --                --
Wayne Smith                             --                 --               C                 --
James Clayborn LaForce                   A                 --               --                --
Richard Nathan Frank                     D                 --               --                --
Kevin Emil Villani                      --                 --               --                --
William Stewart Anderson                --                 --               --                --


                                 Aggregate Dollar Range of Equity Securities in
                                 All Registered Investment Companies Overseen
Name of Trustee                  by Trustee in Family of Investment Companies
----------------------------- --------------------------------------------------
Jettie Morrill Edwards                                 --
Wayne Smith                                             C
James Clayborn LaForce                                  A
Richard Nathan Frank                                    D
Kevin Emil Villani                                     --
William Stewart Anderson                               --

Compensation

The following compensation was paid by the Trust to each of the following Trustees for the fiscal year ended October 31, 2002.


----------------------------------------------------------------------------------------------------------------------
                                                                                                           Total
                                                                                         Deferred       Compensation
                                                                      Deferred         Compensation      From Trust
                                 Aggregate         Aggregate        Compensation     Accrued as Part   and PIC Funds
                                Compensation     Compensation     Accrued as Part     of PIC Funds'       paid to
      Name of Trustee            from Trust     from PIC Funds   of Trust Expenses       Expenses         Trustee
----------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards                 $12,500           $12,500              --                 --            $25,000
----------------------------------------------------------------------------------------------------------------------
Wayne H. Smith                    $12,500           $12,500              --                 --            $25,000
----------------------------------------------------------------------------------------------------------------------
Richard N. Frank                     --               --              $12,500            $12,500          $25,000
----------------------------------------------------------------------------------------------------------------------
James Clayborn LaForce               --               --              $12,000            $12,000          $24,000
----------------------------------------------------------------------------------------------------------------------
Kevin E. Villani*                    --               --               $6,000             $6,000          $12,000
----------------------------------------------------------------------------------------------------------------------
William S. Anderson*               $6,000           $6,000               --                 --            $12,000
----------------------------------------------------------------------------------------------------------------------
*Appointed on 9/17/2002.


Board Committees

         The Board has two standing committees as described below:

         -----------------------------------------------------------------------
         Audit Committee
         -----------------------------------------------------------------------
         Members                               Description
         -------                               -----------
         Jettie M. Edwards                     Responsible for advising the full
         Richard N. Frank                      Board with respect to accounting,
         James Clayburn LaForce                auditing and financial matters
         Wayne H. Smith                        affecting the Trust.
         Kevin E. Villani
         William S. Anderson



         -----------------------------------------------------------------------
         Nominating Committee
         -----------------------------------------------------------------------
         Members                               Description
         -------                               -----------
         Jettie M. Edwards                     Responsible for seeking and
         Richard N. Frank                      reviewing candidates for
         James Clayburn LaForce                consideration as nominees for
         Wayne H. Smith                        Trustees as may be necessary from
         Kevin E. Villani                      time to time.
         William S. Anderson

         The Nominating Committee will consider nominees recommended by Trust shareholders. Such recommendations should be in writing and addressed to the Trust, Attention: Nominating Committee, with the name, address and telephone number of the person recommended and of the recommending shareholder.

         During the fiscal year ended October 31, 2002, the Board of Trustees held five meetings. During the fiscal year, the Audit Committee held one meeting and the Nominating Committee held one meeting. During the year, all of the trustees attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served (other than Messrs. Villani and Anderson, who were appointed in September, 2002).

Election of Master Fund Trustees

         Certain series of the Trust invest substantially all of their assets in various "master fund" registered investment companies for which the Advisor acts as investment adviser, as follows: the Balanced Fund A series invests in PIC Balanced Portfolio; Growth Fund A, B and I series invest in PIC Growth Portfolio; Mid Cap Fund B series invests in PIC Mid Cap Portfolio; and Small Company Growth Fund A and B series and Small Cap Growth Fund I series invest in PIC Small Cap Portfolio.

         Each of the master funds is a separate New York business trust with the same Trustees as the Trust, and the various series of the Trust hold substantially all of the outstanding shares of the corresponding master funds. Accordingly, the Trust intends to act by written consent to elect as trustees of each master fund the trustees ratified or elected at the Meeting by the shareholders of the corresponding series of the Trust.

                             ADDITIONAL INFORMATION

Service Providers and Officers

         The Trust does not have an investment adviser, although the Advisor performs certain administrative services for it, including providing certain officers and office space. The Advisor also acts as investment advisor to each of the master funds. The Advisor's offices are located at 300 North Lake Avenue, Pasadena, California 91101. The Trust's Administrator is US Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust's Distributor is Quasar Distributors, LLC, an affiliate of the Administrator also located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Annual Report

         Copies of the Trust's most recent Annual and Semi-Annual Reports to its shareholders are available without charge upon request by writing to the Trust's office located at 300 North Lake Avenue, Pasadena, California 91101 or calling
(800) 618-7643.

                                  OTHER MATTERS

         The Declaration of Trust and Bylaws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting for 2003. Shareholder proposals for inclusion in a proxy statement for a subsequent meeting of shareholders must be received by the Trust a reasonable period of time prior to any such meeting and must satisfy all applicable federal and state requirements.

         No other business is currently expected to come before the Meeting. As to any matter which has not been brought to the attention of the proxy holders prior to the date of this Proxy Statement, and which is presented at the meeting, the proxy holders will deal with such matter in accordance with their best judgment pursuant to the discretionary authority granted by the enclosed proxy.

         It is important that proxies be returned promptly. All shareholders are urged to complete, sign, date and return the proxy ballot in the enclosed stamped envelope. If you plan to attend the Meeting, you may change your vote, if desired, at that time.

December 31, 2002

                                  FORM OF PROXY


                              PIC INVESTMENT TRUST
                              300 North Lake Avenue
                           Pasadena, California 91101


                         SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 4, 2003

The undersigned shareholder(s) of PIC Investment Trust hereby appoint(s) Aaron W.L. Eubanks, Sr. and William T. Warnick, and each of them, attorneys and proxies of the undersigned with full power of substitution to vote, as instructed herein, all of the shares of capital stock of PIC Investment Trust standing in the name(s) of the undersigned at the close of business on December 16, 2002, at the Meeting of shareholders of the Trust to be held on March 4, 2003, at the Trust's offices at 300 North Lake Avenue, Pasadena, California, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting, and to vote and act in their discretion on any other matters which may properly come before the meeting. Any Proxy which is executed in such manner as not to withhold authority to vote for the ratification or election of any Trustee or nominee shall be deemed to grant such authority.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

    Please sign exactly as your name(s) appear(s) on the books of the Trust.

If shares are held jointly, all shareholders must sign. Corporate Proxies should be signed by an authorized officer.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
______________________________________     _____________________________________
______________________________________     _____________________________________
______________________________________     _____________________________________

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

1. To ratify the appointment of two trustees to the Board of Trustees.



                             For          Withhold            For ALL Except
Kevin E. Villani             |_|            |_|                    |_|

                             For          Withhold            For ALL Except
William S. Anderson          |_|            |_|                    |_|


To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.



2. To elect Thomas M. Mitchell to the Board of Trustees.

                             For          Withhold
Thomas M. Mitchell           |_|            |_|




                          Date:    _____________, 2003

Please be sure to sign and date this Proxy.

_______________________          Mark box at right if an address change  |_|
Shareholder sign here            or comment has been noted on the
                                 reverse side of this card

_______________________
Co-owner sign here


                               RECORD DATE SHARES: